UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2005


                        Investors Capital Holdings, Ltd.
             (Exact name of registrant as specified in its charter)



        Massachusetts                  1-16349                 04-3284631
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)



                                230 Broadway East
                               Lynnfield, MA 01940
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 949-1422



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] (Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

On October 24, 2005 Eastern Point Advisors, Inc. ("EPA"), a wholly-owned subsidiary of Investors Capital Holdings, Ltd. (the "Company"), entered into a definitive agreement (the "Transition Agreement") with Dividend Growth Advisors, LLC ("DGA"). Pursuant to the Transition Agreement, EPA agreed to terminate its Investment Advisory Agreement with Eastern Point Advisors Funds Trust (the "Trust") effective October 18, 2005 to permit the appointment by the Trust of DGA to supercede EPA as the Trust's investment advisor. EPA has served as investment advisor for the Trust since 1999, and DGA has provided investment advisory services to the Trust since 2004 pursuant to a subcontract with EPA. DGA will enter into a new advisory agreement directly with the Trust.

Under the terms of the Transition Agreement and an associated promissory note, DGA has undertaken to pay to EPA an amount equal to the total of all fees that EPA has waived or remitted to a fund in the Trust through October 18, 2005. The note provides for a principle amount of $747,617.00, quarterly payments of interest accruing thereon at a 5.5% annual rate, and full payment of the principle on or before October 31, 2010. Prepayments are permitted without penalty.

In its anticipated capacity as the new investment advisor for the Trust, DGA also has agreed under the Transition Agreement to pay to Investors Capital Corporation, the Company's wholly-owned securities broker/dealer subsidiary ("ICC"), the full dealer reallowance on further sales by ICC of Class A Shares of the Trust's funds and, for a period of three years, quarterly payments equal to 0.10% of the then market value (if any) of Trust shares sold by ICC prior to the transition period.

The president of DGA, C. Troy Shavers, Jr., resigned as a director of the Company effective October 18, 2005 to avoid any appearance of a conflict of interest.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Investors Capital Holdings, Ltd.

                                               By /s/ Ted Charles
                                                  -----------------------------
                                                  Ted Charles, President

Date:  October 24, 2005